Exhibit 99.1

5.	Grants of Awards; Shares Subject to the Plan Limitations.

(c)           Shares of Common Stock shall be deemed to have been used in settlement of Awards whether or not they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash; provided, however, that if shares of Common Stock issued upon exercise, vesting or settlement of an Award (other than an Option or a SAR), or shares of Common Stock owned by a Participant, are surrendered or tendered to the Company (either directly or by means of attestation) in payment of ~~the Exercise Price of an Award or~~ any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award agreement, such surrendered or tendered shares shall again become available for other Awards under the Plan; provided, further, that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, if and to the extent all or any portion of an award under the Plan expires, terminates or is canceled or forfeited for any reason whatsoever without the Participant having received any benefit therefrom, the shares covered by such award or portion thereof shall again become available for other Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an award canceled by reason of a new award being granted in substitution therefor. Notwithstanding anything to the contrary contained herein, for purposes of clarity: (1) any shares of Common Stock that are tendered (by attestation or otherwise) or exchanged by a Participant or withheld by the Company (by net exercise or other means) as full or partial payment of the exercise price of any Option or SAR shall not be available for subsequent Awards under the Plan; (2) shares of Common Stock exchanged by a Participant or withheld by the Company or any Affiliate to satisfy the tax withholding or tax payment obligations related to any Option or SAR shall not be available for subsequent Awards under the Plan; (3) shares of Common Stock that are purchased or repurchased by the Company with Option proceeds shall not be available for subsequent Awards under the Plan; and (4) all shares of Common Stock covered by an SAR, to the extent that it is exercised and settled in shares of Common Stock, and whether or not shares of Common Stock are actually issued to the Participant upon exercise of the SAR, shall be considered issued or transferred pursuant to the Plan.

7.	Options.

(c)           Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided that, Options shall be subject to a vesting period of not less than one year; provided, however, that the minimum vesting period specified above will not apply: (1) to Options granted in payment of or exchange for other earned compensation (including performance-based Awards); (2) upon a Change in Control and an involuntary termination of service of the Participant by the Company (other than for cause); (3) upon termination of service due to death, Disability or Retirement; (4) to a Substitute Award that does not reduce the vesting period of the Option being replaced; or (5) to one or more Options and/or SARs covering an aggregate number of shares of Common Stock not in excess of five percent (5%) of the aggregate number of shares of Common Stock available for Awards under Section 5(b)(i) of the Plan over the Plan’s term; provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition; provided, however, that in no event shall the Option Period exceed five years from the date of grant in the case of an Incentive Stock Option granted to a Participant who on the date of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate; provided, further, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to vesting and/or exercisability; provided, that, the Committee may not accelerate the vesting of an Option if such acceleration would reduce the vesting period to less than one year. Notwithstanding the foregoing, a Participant’s unvested Options shall immediately vest and become exercisable upon such Participant’s termination of employment or service with the Company and its Affiliates due to death, Disability or Retirement, or as provided in Section 13 hereof.

8.	Stock Appreciation Rights.

(c)           Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. Accordingly, a SAR shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided that a SAR shall be subject to a vesting period of not less than one year; provided, however, that the minimum vesting period specified above will not apply: (1) to SARs granted in payment of or exchange for other earned compensation (including performance-based Awards), (2) upon a Change in Control and an involuntary termination of service of the Participant by the Company (other than for Cause), (3) upon termination of service due to death, Disability or Retirement, (4) to a Substitute Award that does not reduce the vesting period of the SAR being replaced, or (5) to one or more SARs and/or Options covering an aggregate number of shares of Common Stock not in excess of five percent (5%) of the aggregate number of shares of Common Stock available for Awards under Section 5(b)(i) of the Plan over the Plan’s term. Notwithstanding any vesting or exercisability dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting and/or the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to vesting and/or exercisability; provided that, the Committee may not accelerate the vesting of an SAR if such acceleration would reduce the vesting period to less than one year. If the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or the Company imposed “blackout period”), the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition. Notwithstanding the foregoing, a Participant’s unvested SARs shall immediately vest and become exercisable upon such Participant’s termination of employment or service with the Company and its Affiliates due to death, Disability or Retirement, or as provided in Section 13 hereof.

9.           Restricted Stock and Restricted Stock Units. (a) (i) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as determined by the Committee and may be reflected in the applicable Award agreement. The Committee shall establish restrictions applicable to such Restricted Stock and Restricted Stock Units, including the Restricted Period, and the time or times at which Restricted Stock or Restricted Stock Units shall be granted or become vested~~; provided that, a Restricted Stock or Restricted Stock Unit Award whose vesting is subject to the satisfaction of Performance Goals over a Performance Period shall be subject to a Performance Period and vesting period of not less than one year. The minimum Performance Period and vesting period specified above will not, however, apply: (1) to a Restricted Stock or Restricted Stock Unit Award made in payment of or exchange for other earned compensation (including performance-based Awards), (2) upon a Change in Control and Involuntary Termination of a Participant, (3) upon termination of service due to death~~, ~~Disability or Retirement, (4) to a Substitute Award that does not reduce the vesting period of the Award being replaced, and (5) to one or more Restricted Stock Awards and/or Restricted Stock Unit Awards covering an aggregate number of shares of Common Stock not in excess of five percent (5%) of the aggregate number of shares of Common Stock available for Awards under Section 5(b)(i) of the Plan over the Plan’s term.~~ The Committee may in its sole discretion accelerate the vesting and/or the lapse of any or all of the restrictions on the Restricted Stock and Restricted Stock Units which acceleration shall not affect any other terms and conditions of such Awards~~; provided that, the Committee may not amend a performance-based Restricted Stock Award or Restricted Stock Unit Award to reduce the Performance Period or vesting period to less than one year.~~